UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

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☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐          Fee paid previously with preliminary materials.

☐          Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 10, 2025

Dear Shareholder:

          You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at Home Federal Bancorp’s principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 19, 2025, at 10:00 a.m., Central Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

          It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting but will ensure that your vote is counted if you are unable to attend.

          Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

James R. Barlow

Chairman of the Board, President and

Chief Executive Officer

HOME FEDERAL BANK

A Better Way

Benton
Blanchard
Red Chute
Shreveport
Barksdale Air Force Base
Louisiana Army Ammunition Plan
Kisatchie National Forest
Minden
Ringgold
Stonewall
Home Office
Branch Office

Home Office

222 Florida Street
Shreveport, LA 71105

Branch Offices

624 Market Street
Shreveport, LA 71101

6363 Youree Drive
Shreveport, LA 71105

9449 Mansfield Road
Shreveport, LA 71118

2555 Viking Drive
Bossier City, LA 71111

7964 E. Texas Street
Bossier City, LA 71111

5841 North Market Street
Shreveport, LA 71107

925 Pierremont Road
Shreveport, LA 71106

412 Homer Road
Minden, LA 71055

6903 Pines Road
Shreveport, LA 71129

104 Sibley Street
Benton, LA 71006

ANNUAL MEETING DRIVING DIRECTIONS
From I-20 East/West Take the US-71/Spring Street Exit Merge onto Spring Street Turn left at 2nd cross street onto Milam Street Take the 1st left onto Market Street End at 624 Market Street

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	10:00 a.m., Central Time, Wednesday, November 19, 2025

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS	(1) To elect one director for a three-year term expiring in 2028 and until his successor is elected and qualified;
(2) To approve the Home Federal Bancorp, Inc. of Louisiana 2025 Stock
Incentive Plan;
(3) To adopt a non-binding resolution to approve the compensation of our named executive officers;
(4) To consider an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers;
and
(5) To ratify the appointment of Carr, Riggs & Ingram, LLC as our independent registered public accounting firm for the fiscal year ending
June 30, 2026.

To transact such other business, as may properly come before the annual meeting or at any adjustment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on September 26, 2025 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2025 Annual Report including our Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received. You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS Dawn F. Williams Corporate Secretary

Shreveport, Louisiana October 10, 2025

PROXY STATEMENT

OF

HOME FEDERAL BANCORP, INC. OF LOUISIANA

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

          We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at Home Federal Bancorp’s principal office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 19, 2025 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 10, 2025.

          Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 19, 2025.  This proxy statement and our 2025 Annual Report to Shareholders are available at www.proxyvote.com and on our website at www.hfb.bank/investors.

What is the purpose of the annual meeting?

          At our annual meeting, shareholders will act upon the election of directors, approval of the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan, adoption of a non-binding resolution to approve the compensation of our named executive officers, an advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and the ratification of our independent registered public accounting firm.  In addition, management may report on the performance of Home Federal Bancorp and will respond to questions from shareholders.

What are the Board of Directors’ recommendations?

          The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominee for director described herein, FOR approval of the 2025 Stock Incentive Plan, FOR approval of the non-binding resolution to approve the compensation of our named executive officers, FOR THREE (3) YEARS on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers and FOR ratification of our independent registered public accounting firm for fiscal 2026.

          The proxy solicited hereby, if properly signed and returned to us or voted over the Internet or by telephone and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

          Only our shareholders of record as of the close of business on the record date for the meeting, September 26, 2025, are entitled to vote at the meeting. On the record date, we had 3,066,369 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

          After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

          Voting instructions from participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan and the Home Federal Bank Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on November 13, 2025, to be used by the plan Trustees to determine the votes for shares held in the plans.

Can I attend the meeting and vote my shares in person?

          Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must request a legal proxy from your broker or other nominee to vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card or vote by telephone or the Internet?

          Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card or voted by telephone or the Internet.

•      First, you may complete and submit a new proxy card or vote by telephone or the Internet again before the deadline printed on the card.  Any earlier proxies will be revoked automatically.

•      Second, you may send a written notice to our Corporate Secretary, Ms. Dawn F. Williams, Home Federal Bancorp, Inc. of Louisiana, 222 Florida Street, Shreveport, Louisiana 71105, in advance of the meeting stating that you would like to revoke your proxy.

•      Third, you may attend the annual meeting and vote in person.  Any earlier proxy will be revoked.  However, attending the annual meeting without voting in person will not revoke your proxy.

          If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

          Your broker may not vote on the election of directors, approval of the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers and the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, if you do not furnish instructions for such proposals to your broker. You should use the voting instruction form or broker card provided by the institution that holds your shares to instruct your broker to vote your shares on these proposals or else your shares may not be voted or may be considered “broker non-votes.”

          Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal five and you do not provide instructions for the other proposals then your shares will be considered “broker non-votes” on proposals one, two, three and four.

What constitutes a quorum?

          The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

          The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The one nominee for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan, for approval of the proposal to adopt the non-binding resolution to approve the compensation of our named executive officers and for approval of the proposal to ratify the appointment of Carr, Riggs & Ingram, LLC, as our independent registered public accounting firm for the year ending June 30, 2026. The frequency of the advisory vote on the non-binding resolution to approve the compensation of our named executive officers receiving the greatest number of votes (either three years, two years or one year) will be the frequency that shareholders approve. Abstentions and broker non-votes will not affect the vote required for the proposals to be considered at the annual meeting.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

          Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

            At this annual meeting, you will be asked to elect one class of directors, consisting of one director, for a three-year term expiring in 2028 and until his successor is elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Mr. Scott D. Lawrence to a three-year term expiring in 2028. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption.

        Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominee for director listed below.  If the person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why the nominee listed on the following page may not be able to serve as a director if elected.

         The tables on the following pages present information concerning the nominee for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to our reorganization into the holding company structure in 2005.  Ages are reflected as of September 26, 2025.

Nominee for Director for a Three-Year Term Expiring in 2028

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Scott D. Lawrence	Director. President of Southwestern Wholesale Co., Inc., Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 79.	1994

The Board of Directors recommends that you vote FOR election of the nominee for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2026

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and as a director of Home Builders Association of Northwest Louisiana. Age 66.	2007

Timothy W. Wilhite

Director.  CFO/General Counsel of Wilhite Electric Co., Inc. since June 2001. Mr. Wilhite remains Of Counsel of the law firm Downer, Jones, Marino & Wilhite.  Serves on the Executive Committee and Board Member of the Greater Bossier Economic Development Foundation and Co-Chair of the Bossier Industrial Park Committee. Serves as President of the Ark-La-Tex Regional Air Service Alliance (RASA), a 501(c)4. Serves on the Executive Board of Raffles, Ltd., a captive insurance program.

Mr. Wilhite brings knowledge of the local business and legal community to the Board through his community involvement and thru the GBEDA and RASA.  Age 56.

		2010

Directors Whose Terms Expire in 2027

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
James R. Barlow

Chairman of the Board. President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank since January 2020, January 2016 and 2013, respectively.  Prior thereto, Mr. Barlow served as President and Chief Operating Officer of Home Federal Bancorp since November 2009 and Executive Vice President and Chief Operating Officer from November 2009 through December 2012.  Mr. Barlow served as President and Chief Operating Officer of Home Federal Bank from February 2009 through December 2012. Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport/Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport/Bossier area.  Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank. He served on the Louisiana Banker’s Association Board of Directors from 2015-2018 and is also a member of the Committee of 100 for the betterment of the Shreveport Bossier community by improving regional economic development, education and community relations. Age 57.

2009

Thomas Steen Trawick, Jr.

Private Practice Physician, Sure Access MD, LLC since 2024. Previously, Director, Chief Executive Officer and Chief Medical Officer of CHRISTUS Health Shreveport – Bossier from 2019 to 2023. Former Associate Chief Medical Officer of Sound Inpatient Physicians. Dr. Trawick is a practicing Hospitalist at CHRISTUS Health. He was formerly in Private Practice at Highland Clinic from September 2001 to February 2005 and then a Pediatric and Adult Hospitalist until January 2014.

Dr. Trawick brings management expertise to the board and knowledge of the local medical community as the past President of the Northwest Louisiana Medical Society and serves as Speaker of the House of Delegates for the Louisiana State Medical Society. Age 56.

2012

Director Nominations

          Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

          The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

          A majority of Home Federal Bancorp’s directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Dr. Trawick and Messrs. Harrison, Lawrence and Wilhite are independent directors.

Compensation of Directors

          Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors for the fiscal year ended June 30, 2025. The primary elements of Home Federal Bank’s non-employee director compensation program consist of cash and equity compensation. Compensation for Mr. Barlow is included in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash	Stock Awards(2)	Option Awards(2)	Total
Walter T. Colquitt, III(1)	$12,000	$-	$-	$12,000
Mark M. Harrison	26,100	-	16,250	42,350
Scott D. Lawrence	25,350	-	16,250	41,600
Thomas Steen Trawick, Jr.	25,050	-	16,250	41,300
Timothy W. Wilhite, Esq.	25,950	-	16,250	42,200

_________________________

(1)   Reflects fees paid to Dr. Colquitt through the date of his retirement on December 18, 2024.

(2)   As of June 30, 2025, each of our non-employee directors held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards Outstanding at Fiscal Year End
Name	Stock Awards	Option Awards
Walter T. Colquitt, III*.	-	27,000
Mark M. Harrison	800	32,000
Scott D. Lawrence	800	15,800
Thomas Steen Trawick, Jr.	800	36,000
Timothy W. Wilhite, Esq.	800	23,000

________________________

*    Held by the Estate of Dr. Colquitt.

          Narrative to Director Compensation Table. During fiscal 2025, members of the Board of Directors received a fee of $2,400 for attendance at regular meetings of the Board, which was increased to $2,900 per meeting in July 2025. All committee fees remained the same. We do not pay fees for special meetings of the Board or separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  During 2025, members of Home Federal Bancorp’s Audit Committee and Compensation Committee received $150 per meeting attended and members of Home Federal Bank’s ALCO and Executive committees received $150 meeting attended. Board fees are subject to periodic adjustment by the Board of Directors.

Meetings of the Board of Directors

          During the fiscal year ended June 30, 2025, the Board of Directors of Home Federal Bancorp met 10 times. No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served other than Dr. Trawick who attended 73.0%.

Membership on Certain Board Committees

          The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison.	*	**
Scott D. Lawrence	**		*
Thomas Steen Trawick, Jr.		*	*
Timothy W. Wilhite, Esq.	*	*	**

      ___________________

*        Member

**      Chairman

           Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met six times in fiscal 2025 and informally reviews our financial results on a quarterly basis.

          Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met once during fiscal 2025.

          Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other members of senior management and administer our stock and incentive compensation plans.  The Compensation Committee of Home Federal Bancorp met six times in fiscal 2025.

Board Leadership Structure

          Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Barlow, our President and Chief Executive Officer also serves as Chairman of the Board.  Other than Mr. Barlow, all of our directors are independent.  The Board determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, as the Chief Executive Officer, Mr. Barlow is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

          The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Board’s Role in Risk Oversight

          Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

          Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended, in person or by telephone, our last annual meeting of shareholders held on November 20, 2024.

Insider Trading Policy

          Home Federal Bancorp has adopted a Statement of Policy and Procedures Governing Trading in Shares of Home Federal Bancorp, Inc. of Louisiana (the “Insider Trading Policy”), which is applicable to Home Federal Bancorp’s directors, senior officers and individuals residing in their households. The Insider Trading Policy also applies to Home Federal Bancorp itself. The Insider Trading Policy provides guidelines and procedures with respect to the use of material non-public information and prohibits engaging in transactions in Home Federal Bancorp’s common stock in violation of applicable law and regulations of the SEC.

          The policy provides that directors and executive officers must notify Home Federal Bancorp's stock compliance officer prior to placing an order to trade securities of Home Federal Bancorp. Further, directors, senior officers or other employees involved in Home Federal Bancorp's earning release process or members of their households may not purchase or sell securities of Home Federal Bancorp during a blackout period, which includes a specified number of days before and after the publication by Home Federal Bancorp of an earnings release. The Insider Trading Policy also directs that our directors and senior officers may not enter into hedging transactions with respect to Home Federal Bancorp common stock unless any such transactions have been pre-cleared by Home Federal Bancorp’s Board of Directors upon review of a written request by the director or senior officer which provides the rationale for such transaction. A copy of Home Federal Bancorp's Insider Trading Policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the year ended June 30, 2025 with the SEC.

Executive Officers Who Are Not Also Directors

          The following individuals who do not also serve on the Board of Directors serve as senior executive officers of Home Federal Bancorp.  Ages are reflected as of September 26, 2025.

          Adalberto Cantu, Jr., age 75, has served as Executive Vice President and Chief Banking Officer of Home Federal Bank since January 2025. Prior thereto, Mr. Cantu served as Senior Vice President and Senior Credit Officer of Home Federal Bank since February 2013 and served as Senior Vice President of Business Banking at Progressive Bank from July 2010 to October 2011. Previously, Mr. Cantu served as Senior Vice President of Business Banking at Regions Bank from July 1987 to July 2010.

          Mary L. Jones, age 72, has served as Executive Vice President Retail and Chief Operations Officer of Home Federal Bank since January 2025. Prior thereto, Ms. Jones served as Chief Operations Officer, Senior Vice President Retail and Deposit Operations of Home Federal Bank since January 2015 and served as Senior Vice President Retail and Deposit Operations of Home Federal Bank from July 2011 to January 2015, and previously Ms. Jones served as Vice President of Operations since January 2009. Previously, Ms. Jones served as Assistant Vice President and BSA Officer of Home Federal Bank from January 1985 to January 2009 and January 2013, respectively.

          Donna (Delayne) C. Lewis, age 62, has served as Executive Vice President, Chief Risk Officer and BSA Officer of Home Federal Bank since January 2025. Prior thereto, Ms. Lewis served as Senior Vice President, Chief Risk Officer and BSA Officer of Home Federal Bank since March 2022. Previously, served as Senior Vice President, BSA Officer and Risk Officer of Home Federal Bank from January 2018 to March 2022, and served as Vice President, BSA Officer and Risk Officer of Home Federal Bank from January 2013 to January 2018.  Prior thereto, Ms. Lewis served as Vice President/Compliance of Community Trust Bank (now known as Origin Bank) from 2010 to 2013. Ms. Lewis served as Vice President, Compliance/BSA Officer/Internal Auditor of First Louisiana Bank from 1998 to 2010. Ms. Lewis served as Assistant Vice President/Branch Manager from 1987 to 1998 and Loan Operations from 1982 to 1987 of City Bank and Trust. Ms. Lewis holds a Certified Regulatory Compliance Manager (CRCM) certification and graduated from Louisiana State University Graduate School of Banking.

          In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

MANAGEMENT COMPENSATION

Summary Compensation Table

          The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2025 and 2024 by our principal executive officer, Mr. Barlow, and the two other executive officers serving at the end of fiscal 2025 who were the most highly compensated executive officers in fiscal 2025. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compen- sation(1)	Total
James R. Barlow	2025	$324,732	$175,822	$--	$--	$159,358	$659,912
Chairman of the Board, President and Chief Executive Officer	2024	312,469	165,672	--	--	161,124	639,265
Mary L. Jones	2025	143,844	14,120	--	--	25,141	183,105
Executive Vice President and Chief Operations Officer	2024	138,646	13,609	--	--	26,430	178,685
Donna C. Lewis	2025	142,513	13,503	--	--	20,296	176,312
Executive Vice President and Chief Risk Officer	2024	132,585	13,015	--	--	22,308	167,908

______________________

(1)   All other compensation does not include amounts attributable to other miscellaneous benefits the costs of which to Home Federal Bancorp of providing such benefits during the fiscal year did not exceed $10,000. Includes for fiscal 2025, matching contributions under the Home Federal Bank 401(k) Plan, allocations of cash dividends and shares under the employee stock ownership plan based on a closing price of $12.55 on December 31, 2024, life insurance premiums, $24,130 in directors’ fees paid to Mr. Barlow, $58,377 accrued for his benefit under Mr. Barlow’s Supplemental Executive Retirement Plan, a phone allowance and the incremental cost to Home Federal Bank of providing an automobile to Mr. Barlow.

Narrative to Summary Compensation Table

          Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2025 established by the Compensation Committee were $324,732 $143,844 and $142,513 for Mr. Barlow and Mesdames Jones and Lewis respectively. Mr. Barlow received a discretionary bonus of $175,822 equal to approximately 54.1% of his then current base salary, in January 2025, based on Home Federal Bancorp’s results of operations through the second quarter ended December 31, 2024.  Mr. Barlow and Mesdames Jones and Lewis received 20,000, 14,000 and 3,000 stock options, respectively, and Mr. Barlow and Mesdames Jones and Lewis, received 30,000, 2,000 and 1,600 stock awards, respectively, on November 11, 2020, all which are vesting over five years at 20% per year and will be fully vested as of November 11, 2025.

          At the annual meeting of shareholders of Home Federal Bancorp held on November 13, 2019, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Home Federal Bancorp determined that it will hold an advisory vote on executive compensation every three years. The advisory vote on the compensation of the named executive officers is being presented as proposal three at this annual meeting and the frequency of the advisory vote on compensation is being presented as proposal four at this annual meeting.

Clawback Policy

          In 2023, our Board adopted the Home Federal Bancorp, Inc. of Louisiana Compensation Recovery Policy (“Clawback Policy”) to comply with the SEC's rules and the Nasdaq listing standards. Our Clawback Policy requires the recovery of performance-based equity and cash incentive compensation from our executive officers under certain circumstances. A copy of this policy was filed as Exhibit 97.0 to our Annual Report on Form 10-K for the year ended June 30, 2024 and is incorporated by reference.

Practices Related to the Grant of Equity Awards

          Equity awards are discretionary and are granted to our directors, officers and employees by the Compensation Committee of the Board of Directors. Equity awards have been granted at various dates throughout the fiscal year. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in fiscal 2025.  Home Federal Bancorp does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year-End

          The table below sets forth outstanding equity awards to our named executive officers under our 2014 Stock Incentive Plan and 2019 Stock Incentive Plan at June 30, 2025. We have not made any equity incentive plan awards that are subject to performance conditions.

	Option Awards					Stock Awards
	Number of Securities Underlying					Number of Shares or		Market Value of Shares or
	Unexercised Options			Option Exercise	Option Expiration	Units of Stock		Units of Stock That
	Exercisable	Unexercisable		Price	Date	That Have Not Vested		Have Not Vested(2)
James R. Barlow	20,000	--		$11.50	10/26/2025	6,000	(1)	$81,600
	16,000	4,000	(1)	11.86	11/11/2030

Mary L. Jones	14,000	--		11.50	10/26/2025	400	(1)	5,440
	11,200	2,800	(1)	11.86	11/11/2030

Donna C. Lewis	2,400	600	(1)	11.86	11/11/2030	320	(1)	4,352

______________________

(1)	The unexercisable stock options and unvested stock awards are vesting at a rate of 20% per year commencing on November 11, 2021 and will be fully vested on November 11, 2025.
(2)

Market value calculated by multiplying the closing market price of our common stock on June 30, 2025, which was $13.60, by the applicable number of shares of common stock underlying the unvested stock awards.

Pay versus Performance

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended June 30, 2025 and 2024 and certain measures of our financial performance for those years.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (4)	Net Income (5) (in thousands)
2025	$659,912	$692,212	$179,709	$184,532	$123.50	$3,888
2024	639,265	589,725	354,442	345,064	84.88	3,593
2023	584,445	551,145	361,126	362,366	73.27	5,704

__________________

(1)   Represents the total compensation of our principal executive officer (“PEO”), Mr. Barlow, as reported in the Summary Compensation Table for each year indicated. Mr. Barlow was the only person who served as our PEO during those years.

(2)   Represents the “compensation actually paid” to Mr. Barlow and to our non-PEO named executive officers, as calculated in accordance with Item 402(v) of Regulation S-K. The following table presents the adjustments made to Mr. Barlow’s and the non-PEO named executive officers’ Summary Compensation Table total for each year to determine their average compensation actually paid.

	Adjustments to Determine Compensation Actually Paid to
	PEO			Non-PEO Named Executive Officers
	2025	2024	2023	2025	2024	2023
Summary Compensation Table total	$659,912	$639,265	$584,445	$179,709	$354,442	$361,126
Decrease for the change in fair value from the prior year-end to the end of the covered year of awards granted prior to the covered year that were outstanding and unvested as of the end of the covered year	21,300	(51,400)	(21,300)	3,181	(8,224)	(3,550)
Increase (decrease) for the change in fair value from the prior year-end to the vesting date of awards granted prior to the covered year that vested during the covered year	11,000	1,860	(12,000)	1,643	(1,154)	4,790
Total Adjustments	$692,212	$589,725	$551,145	$184,532	$345,064	$362,366

(3)   Represents the average of the total compensation of each of our non-PEO named executive officers as reported in the Summary Compensation Table for each year indicated. Mary L. Jones and Donna C. Lewis are included in the Non-PEO Named Executive Officers for 2025 and David S. Barber and K. Matthew Sawrie are included in the Non-PEO Named Executive Officers for periods prior to 2025.

(4)   Represents the total return to shareholders of our common stock and assumes that the value of the investment was $100 on June 30, 2025 and 2024, respectively, and that the subsequent dividends were reinvested. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(5)   Represents our reported net income for each year indicated.

          The following graphs show the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our other names executive officer (“NEOs”) to our total shareholder return and net income over the three most recently completed fiscal years.

Employment and Transition Agreements

          Home Federal Bank has entered into an amended and restated employment agreement with Mr. James R. Barlow effective as of January 1, 2013.  The employment agreement amended and restated the prior employment agreement between Home Federal Bank and the executive.  Pursuant to his employment agreement, Mr. Barlow serves as President and Chief Executive Officer of Home Federal Bank for an initial term of three years commencing on the effective date, provided that the term of Mr. Barlow’s agreement will be extended for an additional year on each January 1 during the term of the agreement, unless Home Federal Bank or Mr. Barlow gives notice to the other party of its or his intent not to extend the term of the agreement.  The agreement provided for an initial base salary of $193,950 per year for Mr. Barlow.  Mr. Barlow’s base salary may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreement without the prior written consent of the executive.  Home Federal Bank also agreed to provide Mr. Barlow with an automobile during the term of the agreement.

          The employment agreement with Mr. Barlow is terminable with or without cause by Home Federal Bank. The employment agreement provides that in the event of (y) termination of employment by  Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by the executive for "good reason," as defined, in each case before or after a change in control, the executive would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with Home Federal Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

          Home Federal Bancorp entered into an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of Home Federal Bancorp, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with Home Federal, except as follows.  The agreement with Home Federal Bancorp provides that severance payments payable to Mr. Barlow by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with Home Federal Bancorp provides that Home Federal Bancorp shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Barlow's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of Home Federal Bancorp and Home Federal Bank.

          On January 8, 2025, Home Federal Bank entered into an Amended and Restated Transition Agreement with Adalberto Cantu, Jr., its Senior Vice President and Senior Credit Officer.  Pursuant to the transition agreement, Mr. Cantu will continue to serve on an at-will full-time basis through and including December 31, 2025.  Beginning January 1, 2026, Mr. Cantu will serve Home Federal Bank as Special Assets Manager on a part-time (no more than 20 hours per week) or as-needed consultant basis for the period beginning January 1, 2026 and ending on November 15, 2026 (or such shorter period as shall be mutually agreed to by the parties in good faith).

          Through December 31, 2025, Mr. Cantu will continue to receive his current annual salary as may be increased from time to time in such amount as determined by Home Federal Bank, plus such bonus payments as may be determined by the Board of Directors of Home Federal Bank. Beginning January 1, 2026, Mr. Cantu’s base salary shall be an amount per annum that equals 50% of his base salary in effect of December 31, 2025.

          Through December 31, 2025, Mr. Cantu will continue to be eligible to participate in the benefit plans of Home Federal Bank, to the extent commensurate with his then duties and responsibilities and provided that his services continue to satisfy the eligibility requirements of the applicable plan, and Home Federal Bank will continue to provide him with disability, life and AD&D coverage.  In addition, Home Federal Bank will continue to pay the premiums for Mr. Cantu’s Medicare supplement and Part D drug coverage through and including December 31, 2026. Home Federal Bank will also continue to pay Mr. Cantu a $100 per month mobile phone allowance for as long as he remains employed by Home Federal Bank.

          In the event Mr. Cantu (i) continues to be employed by Home Federal Bank through and including November 15, 2026, (ii) complies with all of the provisions of his Cantu Agreement, (iii) retires on November 15, 2026, and (iv) timely executes a general release of claims in a form to be provided by Home Federal Bank and does not revoke such release, then Home Federal Bank shall pay Mr. Cantu a lump sum $10,000 severance payment.

          If Mr. Cantu’s employment is terminated before November 15, 2026 due to disability, death, for Good Reason by Mr. Cantu or by Home Federal Bank for other than Cause, then the only compensation or benefits that Mr. Cantu shall be entitled to receive under his Transition Agreement are the continued insurance coverages through the dates specified above.

Supplemental Executive Retirement Agreement

          Home Federal Bank adopted a Supplemental Executive Retirement Agreement on December 13, 2017 for the benefit of Mr. Barlow as President and Chief Executive Officer of Home Federal Bancorp and Home Federal Bank effective as of January 1, 2018.  Under the terms of the agreement, after the target retirement date of December 31, 2033, Mr. Barlow will receive annual retirement benefits of $120,000, payable in equal annual installments over ten years.  In the event of a separation from service prior to December 31, 2033, other than as a result of death and without cause, Mr. Barlow would receive his accrued benefits through such date payable in a lump sum.  If Mr. Barlow has a separation from service either concurrently with or within two years following a change in control, he will be credited with five additional years of service following the date of his separation from service for purposes of calculating his accrued amount.  In the event of death while in active service, his designated beneficiaries would receive a lump sum payment of the full retirement benefit.  In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid.  The retirement benefits are vesting ratably at 6.25% per year for sixteen years beginning with the calendar year ending December 31, 2018.

Retirement Benefits

          Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

          401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full-time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $23,500 of their eligible compensation for 2025.  Home Federal Bank will contribute a basic “safe harbor” contribution of 100% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

          Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Option Plans and Stock Incentive Plans

          In November 2014, shareholders approved the 2014 Stock Incentive Plan which provides for a total of 300,000 shares (split adjusted) reserved for future issuance as stock awards or stock options. No more than 75,000 shares, or 25%, may be granted as stock awards. On October 26, 2015, we granted a total of 69,000 plan share awards and 207,000 stock options to directors, officers, and other key employees vesting ratably over five years. On February 5, 2019, we granted the remaining 6,000 plan share awards and 27,000 stock options to key employees vesting ratably over five years. The 2014 Stock Incentive Plan cost is being recognized over the five-year vesting period.

          In November 2019, shareholders approved the 2019 Stock Incentive Plan which provides for a total of 250,000 shares (split adjusted) reserved for future issuance as stock awards or stock options. No more than 62,500 shares, or 25%, may be granted as stock awards. On November 11, 2020, we granted a total of 62,500 plan share awards and 187,500 stock options to directors, officers and other key employees. Under all of our stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. Outstanding stock awards and stock options as of June 30, 2025, for our non-employee directors are reflected in footnote one to the “Director Compensation Table” and for our named executive officers in the table “Outstanding Equity Awards at Fiscal Year-End.”

Survivor Benefit Plan

          In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including our named executive officers. The agreements provide that the officer’s beneficiary will receive three times the officer’s base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other purposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth as of September 26, 2025, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (1) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our directors, (3) the other named executive officers and (4) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 26, 2025(1)		Percent of Common Stock(2)
5% Shareholders:
Home Federal Bank Employee Savings & Profit Sharing Plan and Trust c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	236,979	(3)	7.7%

Home Federal Bank Employee Stock Ownership Plan c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	402,737	(4)	13.1

Daniel R. Herndon and Lola W. Herndon 6425 Youree Drive, Suite 260 Shreveport, Louisiana 71105	191,834	(5)	6.3

Directors:
James R. Barlow	241,636	(6)(7)	7.8%
Mark M. Harrison	76,060	(6)(8)	2.5
Scott D. Lawrence	91,202	(6)(9)	3.0
Thomas Steen Trawick, Jr.	46,558	(6)	1.5
Timothy W. Wilhite, Esq.	56,896	(6)(10)	1.8
Other Named Executive Officers:
Mary L. Jones	85,220	(6)(11)	2.8
Donna C. Lewis	16,116	(6)(12)	*
All Directors and Executive Officers as a Group (9 persons)	626,142	(6)(13)	19.4%

___________________

*               Represents less than 1% of our outstanding common stock.

(1)           Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(Footnotes continued on following page)

___________________

(2)            Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)           Under the terms of the Home Federal Bak Employees’ Savings & Profit Sharing Plan and Trust (“401(k) Plan”, the trustees vote the plans held in participant accounts in accordance with their instructions. Shares held in the 401(k) Plan for which no instructions are given are generally not voted.

(4)           As of September 26, 2025, 332,709 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustee, Mr. Barlow, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustee votes all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participants.

(5)           Includes 11,262 shares held by Mr. Herndon, 95,056 shares held by Mr. Herndon in his individual retirement account and 85,516 shares held jointly with Mr. Herndon’s spouse.

(6)           Includes options to acquire shares of Home Federal Bancorp common stock that were exercisable within 60 days of September 26, 2025, under our 2014 and 2019 Stock Incentive Plans and plan share awards under our 2014 and 2019 Stock Incentive Plans that will vest within 60 days of September 26, 2025, over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Awards	Stock Options
James R. Barlow	6,000	40,000
Mark M. Harrison	800	28,000
Scott D. Lawrence	800	11,800
Thomas Steen Trawick, Jr.	800	32,000
Timothy W. Wilhite, Esq.	800	19,000
Mary L. Jones	400	28,000
Donna C. Lewis	320	3,000
All directors and executive officers as a group (9 persons)	9,920	161,800

(7)            Includes 1,550 shares held by Mr. Barlow’s spouse, 88,483 shares held jointly with the reporting person’s spouse, 88,483 of which are pledged, 28,590 shares held in Mr. Barlow’s individual retirement account, 48,689.3894 shares held in Home Federal Bank’s 401(k) Plan and 28,323.3315 shares allocated to Mr. Barlow’s account in the Home Federal Bank employee stock ownership plan.

(8)            Includes 1,822 shares held by Mr. Harrison’s spouse and 5,466 shares held in his individual retirement account.

(9)            Includes 9,110 shares held in Mr. Lawrence’s individual retirement account and 9,110 shares held jointly with Mr. Lawrence’s spouse.

(10)          Includes 36,296 shares held jointly with Mr. Wilhite’s spouse.

(11)          Includes 31,315.7637 shares held in Home Federal Bank’s 401(k) Plan and 16,844.6842 shares allocated to Ms. Jones’s account in the Home Federal Bank employee stock ownership plan.

(12)          Includes 3,603.5706 shares held in Home Federal Bank’s 401(k) Plan and 8,142.6033 shares allocated to Ms. Lewis in the Home Federal Bank employee stock ownership plan.

(13)          Includes an aggregate of 86,544.7895 shares of common stock held in Home Federal Bank’s 401(k) Plan and 62,828.5772 shares of common stock which are held by Home Federal Bank’s employee stock ownership plan on behalf of our executive officers as a group.

Section 16(a) Reports

          General. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

          Delinquent Section 16(a) Reports. Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2024, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Harrison who was late filing one Form 4 for one transaction.

PROPOSAL TO APPROVE THE HOME FEDERAL BANCORP, INC. OF LOUISIANA 2025 STOCK INCENTIVE PLAN (PROPOSAL TWO)

Description of the Incentive Plan

          The following description of the 2025 Stock Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

          General.  The Board of Directors has adopted the 2025 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in Home Federal Bancorp as an incentive to contribute to our success and reward key employees for outstanding performance.  The Incentive Plan is also designed to attract and retain qualified directors for Home Federal Bancorp.  The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-qualified or compensatory stock options and share awards, which may be based upon performance goals. Share awards and stock options under the Incentive Plan will be available for grant to officers, key employees and directors of Home Federal Bancorp and any subsidiaries.

          Administration.  The Incentive Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. Such committee currently is comprised of Messrs. Harrison, Humphrey and Wilhite, who also currently serve as the Compensation Committee of the Board of Directors.

          Stock Options.  Under the Incentive Plan, the Board of Directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable.  The per share exercise price of a stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted.

          All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the committee at the time of grant.  Notwithstanding the foregoing, no vesting shall occur on or after a participant’s employment or service with Home Federal Bancorp is terminated for any reason other than his death, disability or a change in control.  Unless the committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with Home Federal Bancorp or a subsidiary company because of his death or disability.  In addition, all stock options will become vested and exercisable in full upon a change in control of Home Federal Bancorp, as defined in the Incentive Plan.

          Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the employee’s employment terminated, unless extended by the committee or the Board of Directors to a period not to exceed three years from such termination.  Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with Home Federal Bancorp as a result of disability  without having fully exercised his options, the optionee shall have one year following his termination due to disability to exercise such options, and (ii) if an optionee terminates his employment or service with Home Federal Bancorp following a change in control of Home Federal Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee’s employment terminates will result in the option being treated as a compensatory stock option in the event that it is exercised.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

          Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option.  Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

          Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Home Federal Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Home Federal Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

          Share Awards.  Under the Incentive Plan, the Board of Directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award shall vest upon such terms and conditions as established by the committee.  The board or the committee will determine which officers, and key employees and non-employee directors will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.

          If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with Home Federal Bancorp or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient’s last day of employment or service.  In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of Home Federal Bancorp.

          A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests.  Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

          The committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals.  Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award.  All determinations regarding the achievement of any performance goal will be made by the committee.  Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

          Number of Shares Covered by the Incentive Plan.  A total of 125,000 shares of common stock have been reserved for future issuance pursuant to the Incentive Plan, which is equal to approximately 4.0% of the issued and outstanding common stock on September 17, 2025, the date the Incentive Plan was approved by the Board of Directors. No more than 31,250, or 25%, of the shares reserved under the Incentive Plan may be granted as share awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any share award or stock option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding after such capital adjustment.

          Amendment and Termination of the Incentive Plan. The Board of Directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which share awards or stock options have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The Board of Directors may not, without the consent of the holder of a share award or stock option, alter or impair any share award or stock option previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

          Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from September 17, 2025, the date that the Incentive Plan was adopted by the Board of Directors.  Termination of the Incentive Plan shall not affect any previously granted share awards or stock options.

          Awards to be Granted. Home Federal Bancorp has not made any determination as to the timing or recipients of grants of share awards or stock options under the Incentive Plan.  The maximum number of shares of Common Stock to which Awards may be granted to any individual shall be 15,000 shares in the aggregate.

          Awards Granted or Available Under Existing Plans.  As of the date hereof, awards covering 331,500 stock options and 8,500 unvested share awards were outstanding under Home Federal Bancorp’s existing 2014 and 2019 stock benefit plans. A total of 117,600 stock options granted on October 26, 2015, must either be exercised or will be forfeited on October 26, 2025. All 8,500 unvested share awards will vest on November 11, 2025. The 2014 Stock Incentive Plan terminated on August 13, 2024. As of the date hereof, there are 800 stock options available for future grant under the 2019 Stock Incentive Plan.

          Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

          Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to Home Federal Bancorp for federal income tax purposes.

          If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and Home Federal Bancorp will be entitled to deduct such amount, subject to Section 162(m) of the Code.  Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by Home Federal Bancorp.

          An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option.

          Non-qualified Stock Options.  No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Incentive Plan.  Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and Home Federal Bancorp receives a tax deduction for the same amount, subject to Section 162(m) of the Code.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.  In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

          Share Awards.  Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received and Home Federal Bancorp will be entitled to a deduction for federal income tax purposes in the same amount, subject to Section 162(m) of the Code. Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable.  Home Federal Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income, subject to Section 162(m) of the Code.

The above description of tax consequences under federal income tax law is necessarily general in nature and is not complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

          Accounting Treatment.  Home Federal Bancorp will recognize the cost of employee services received in share-based payment transactions, including stock options, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the share award or the stock option.   Home Federal Bancorp will recognize compensation expense on share awards at the time of vesting.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.   In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Home Federal Bancorp’s compensation expense and will be a factor in determining Home Federal Bancorp’s earnings per share on a fully diluted basis.

          Stockholder Approval.  No share awards or stock options will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders.  Stockholder ratification of the Incentive Plan will satisfy certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote FOR adoption of the 2025 Stock Incentive Plan.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Three)

          Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the proxy rules of the Securities and Exchange Commission were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement.

          The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Barlow, Barber and Sawrie. Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement. The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

          “Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

          The shareholder vote on this proposal is not binding on Home Federal Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of Home Federal Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote FOR the non-binding resolution to approve the compensation of our named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE NON- BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Proposal Four)

          Section 951 of the Dodd-Frank Act also amended the proxy rules of the Securities and Exchange Commission to require that not less frequently than once every six years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the Securities and Exchange Commission require compensation disclosure must also include a separate proposal subject to shareholder vote to determine whether the shareholder vote to approve the compensation of the named executive officers will occur every one, two or three years.

          Accordingly, we are seeking a shareholder vote regarding whether the non-binding resolution to approve the compensation of our named executive officers should occur every three years, every two years or every year.

          The Board of Directors asks that you support a frequency of every three years for future non-binding resolutions on compensation of our named executive officers.  Setting an advisory vote every three years will be the most effective timeframe for Home Federal Bancorp to respond to shareholder feedback and provide us with sufficient time to engage with shareholders to understand and respond to the vote results.

          The advisory vote on this proposal is not binding on Home Federal Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors.  However, the Board of Directors of Home Federal Bancorp will review the results on the advisory vote and take them into consideration when making future decisions regarding the frequency of submitting to shareholders the non-binding resolution to approve the compensation of our named executive officers.

The Board of Directors recommends an advisory vote for a frequency of

THREE (3) YEARS for future non-binding resolutions to approve the compensation of our named executive officers.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Five)

          The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed Carr, Riggs & Ingram, LLC, to perform the audit of our financial statements for the year ending June 30, 2026, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

          We have been advised by Carr, Riggs & Ingram, LLC that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Carr, Riggs & Ingram, LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

          The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

           The following table sets forth the aggregate fees paid by us to Carr, Riggs & Ingram, LLC for professional services rendered in connection with the audit of Home Federal Bancorp’s consolidated financial statements for fiscal 2025 and 2024, respectively. We did not pay any fees to Carr, Riggs & Ingram, LLC for audit-related services, tax services or any other services during fiscal 2025 or 2024.

	Year Ended June 30,
	2025	2024
Audit fees(1)	$268,061	$207,666
Audit-related fees	--	--
Tax fees	--	--
All other fees	--	--
Total	$268,061	$207,666

___________________

(1)   Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

          Each new engagement of Carr, Riggs & Ingram, LLC was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment Carr, Riggs & Ingram, LLC for the fiscal year ending June 30, 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp’s audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp’s independent registered public accounting firm, Carr, Riggs & Ingram, LLC, the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications.”  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Carr, Riggs & Ingram, LLC, the independent auditor’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp’s Annual Report on Form 10-K for fiscal year 2025 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Mark M. Harrison

Scott D. Lawrence, Chairman

Timothy W. Wilhite, Esq.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

          Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2026, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 12, 2026.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

          Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 12, 2026.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

          Shareholder Nominations.  Our Articles of Incorporation provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 12, 2026.

          Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o Dawn F. Williams, Corporate Secretary, at 222 Florida Street, Shreveport, Louisiana 71105.  Ms. Williams will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

          A copy of Home Federal Bancorp’s Annual Report including the Form 10-K for the year ended June 30, 2025 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

          Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2025.  Such written requests should be directed to Ms. Dawn F. Williams, Corporate Secretary, Home Federal Bancorp, Inc., 222 Florida Street, Shreveport, Louisiana 71105.

OTHER MATTERS

          Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

          The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

          You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as “householding,” is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary, Dawn F. Williams, at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

Appendix A

HOME FEDERAL BANCORP, INC. OF LOUISIANA

2025 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

Home Federal Bancorp, Inc. of Louisiana (the “Corporation”) hereby establishes this 2025 Stock Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III

DEFINITIONS

3.01         “Award” means an Option or Share Award granted pursuant to the terms of this Plan.

3.02         “Bank” means Home Federal Bank, the wholly owned subsidiary of the Corporation.

3.03         “Beneficiary” means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient’s or Optionee’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.04         “Board” means the Board of Directors of the Corporation.

3.05         “Change in Control” means a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

3.06         “Code” means the Internal Revenue Code of 1986, as amended.

3.07         “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08         “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09         “Disability” means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan). If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

3.10         “Effective Date” means the day upon which the Board approves this Plan.

3.11         “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13         “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14         “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported on the principal exchange on which the Common Stock is listed or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use. Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.15         “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16         “Non-Employee Director” means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17         “Non‑Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.18         “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19         “Option” means a right granted under this Plan to purchase Common Stock.

3.20         “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.21         “Performance Share Award” means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.22         “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The Performance Goals shall be based on one or more of the following criteria:

●	net income or net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock-based or other compensation expense);

●	return measures (including, but not limited to, total stockholders’ return, return on average assets, return on average shareholders’ equity, return of investment and cash return on tangible equity);

●	net interest income and net interest income on a tax equivalent basis;

●	net interest margin and net interest margin on a tax equivalent basis;

●	net non-interest expense to average assets;

●	interest sensitivity gap levels;

●	expense targets, efficiency ratio or other expense measures;

●	levels of assets or loans (in total or with respect to specific categories);

●	levels of deposits (in total or with respect to specific categories of deposit accounts);

●	market share;

●	levels and values of securities investments;

●	asset quality levels;

●	business expansion or consolidation performance;

●	strategic plan development and implementation;

●	share price;

●	regulatory compliance and capital levels;

●	financial ratings; and

●	achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee.

Performance goals with respect to the foregoing criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate.  Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

3.23         “Recipient” means an Employee or Non-Employee Director who receives a Share Award or Performance Share Award under the Plan.

3.24         “Share Award” means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.25         “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01         Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s or Recipient’s tax withholding obligation pursuant to Article XIII hereof, (ii) include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of this Plan, any rule, regulation or procedure adopted by it pursuant hereto or of any Award shall be final and binding in the absence of action by the Board.

4.02         Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03         Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards, or portions thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Amended and Restated Federal Stock Charter and Federal Stock Bylaws shall terminate as of the effective date of such removal.

4.04         Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan, any rule, regulation or procedure adopted by it pursuant hereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05         Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06         Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07         No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold. No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

ARTICLE V

ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01         Number of Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 125,000, all of which may be Incentive Stock Options. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

6.02         Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

7.01         Determination of Awards. The Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non‑Qualified Option and the Exercise Price of an Option and whether a Share Award will be a Performance Share Award. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each Optionee or Recipient his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

7.02         Limitation on Share Awards. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 31,250 shares, or 25% of the total shares available for issuance under this Plan. None of such shares shall be the subject of more than one Award at any time, but if a Share Award as to any shares is surrendered before vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

7.03         Maximum Awards to any Person. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual pursuant to this Plan shall be 15,000 shares in the aggregate.

ARTICLE VIII

OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01         Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a stock option agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non‑Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed stock option agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option, to the extent of such failure.

8.02         Option Exercise Price.

(a)         Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b)         Non‑Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non‑Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non‑Qualified Option is granted.

(c)         Prohibition of Repricing.  Except as otherwise provided in Section 10.01, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders of the Corporation.

8.03         Vesting and Exercise of Options.

(a)         General Rule. Incentive Stock Options and Non‑Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Optionee’s employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or a Change in Control. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)         Accelerated Vesting. Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

8.04         Duration of Options.

(a)         General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee or Non-Employee Director ceases to be employed by or serve the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such six-month period in clause (ii) to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within three months of the effective date of termination of the Optionee’s status as an employee, the tax treatment accorded Incentive Stock Options by the Code may not be available. In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.04 may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)         Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service as a director with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Employee or Non-Employee Director shall have the right to exercise such Options following his termination due to Disability until one (1) year following the date of termination of employment or service as a director due to Disability, subject to the last sentence of this Section 8.04(b).

Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options, subject to the last sentence of this Section 8.04(b).

In no event, however, shall any Option be exercisable more than ten (10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

8.05         Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06         Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written stock option agreement provided for in Section 8.01 above.

8.07         Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Financial Accounting Standards Board ASC Topic 718, or any successor thereto, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

8.08         Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09         Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)         Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options under this Plan, together with stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), that are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(b)         Limitation on Ten Percent Shareholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)         Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX

SHARE AWARDS

9.01         Share Award Notice. As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02         Earning Plan Shares; Forfeitures.

(a)         General Rules. Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment or service of a Recipient is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

(b)         Exception for Termination Due to Death or Disability. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient’s last day of employment or service with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c)         Exception for a Change in Control. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

9.03         Dividends and Voting. A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award. A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him or her pursuant to Section 9.04.

9.04         Distribution of Plan Shares.

(a)         Timing of Distributions: General Rule. Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)         Form of Distributions. All shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable.

(c)         Restrictions on Selling of Plan Shares. Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05         Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

9.06         Performance Awards.

(a)         Designation of Performance Share Awards. The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.

(b)         Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)         Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)         Earning of Performance Share Awards.  Each Performance Share Award shall be earned, vested and payable only upon the achievement of Performance Goals established by the Committee based upon one or more of the criteria set forth in Section 3.22 of this Plan, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived, in whole or in part, upon (i) the termination of employment of a Recipient by reason of death or Disability, or (ii) the occurrence of a Change in Control. Achievement of a Performance Goal shall be substantially uncertain at the time the Performance Goal is established.

(e)         Inclusions and Exclusions from Performance Criteria. The Committee may provide in any Performance Award, at the time the Performance Goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occur during a performance period: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; and (vii) acquisitions or divestitures.

(f)         Distribution.         No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

(g)         Effect of a Change in Control.         Unless otherwise provided in the Share Award agreement, upon the occurrence of a Change in Control, the target payout opportunities attainable under outstanding Performance Share Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (i) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (ii) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to Recipients within sixty (60) days following the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.  If the sixty (60) day period commences within one calendar year and ends in the following calendar year, then this payment shall be made in the following calendar year.

9.07.         Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X

ADJUSTMENTS FOR CAPITAL CHANGES

10.01         General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the maximum number of shares to which Share Awards may be issued, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to any person and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

10.02         Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424‑1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Option set forth in the definitive agreement entered into by the Corporation with respect to a Change in Control to the extent such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE XI

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XII

EMPLOYMENT AND SERVICE RIGHTS

Neither this Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII

WITHHOLDING

13.01         Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02          Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s or Recipient’s tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV

EFFECTIVE DATE OF THE PLAN; TERM

14.01         Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

14.02         Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV

SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of Section 422 of the Code and regulations thereunder.

ARTICLE XVI

MISCELLANEOUS

16.01         Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

16.02         Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

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	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEE for a three-year term expiring in 2028:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominee:

01) Scott D. Lawrence

The Board of Directors recommends you vote "FOR" the following proposals:	For	Against	Abstain
2. To approve the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan.	☐	☐	☐
3. To adopt a non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "3 YEARS" on the following proposal:	3 Years	2 Years	1 Year	Abstain
4. Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
5. To ratify the appointment of Carr, Riggs & Ingram, LLC, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V80656-P39211-Z91357

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 19, 2025 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the shareholder named on the reverse side at the Annual Meeting of Shareholders to be held at the principal office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 19, 2025, at 10:00 a.m., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote "FOR" all the nominee listed on the reverse side, "FOR" the 2025 Stock Incentive Plan, "FOR" the adoption of the non-binding resolution, for "3 YEARS" on the advisory vote on the frequency of the non-binding resolution and "FOR" the ratification of Carr, Riggs & Ingram, LLC.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE TO THE BOARD OF DIRECTORS, FOR THE 2025 STOCK INCENTIVE PLAN, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 18, 2025.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2025 AND AT ANY ADJOURNMENT THEREOF.

Continued and to be marked, dated and signed on reverse side.

October 10, 2025

To:       Participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”)

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2025 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 13, 2025.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

    James R. Barlow

Chairman of the Board, President and

  Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 13, 2025. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 13, 2025. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 13, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80657-Z91354 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEE for a three-year term expiring in 2028:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominee:

01) Scott D. Lawrence

The Board of Directors recommends you vote "FOR" the following proposals:	For	Against	Abstain
2. To approve the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan.	☐	☐	☐
3. To adopt a non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "3 YEARS" on the following proposal:	3 Years	2 Years	1 Year	Abstain
4. Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
5. To ratify the appointment of Carr, Riggs & Ingram, LLC, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Plan Participant Letter are available at www.proxyvote.com.

V80235-TBD

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 19, 2025 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2025 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEE TO THE BOARD OF DIRECTORS, FOR THE 2025 STOCK INCENTIVE PLAN, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 13, 2025. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.

October 10, 2025

To:       Participants in the Home Federal Bank Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2025 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 13, 2025.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,

   James R. Barlow

Chairman of the Board, President and

   Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 13, 2025. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 13, 2025. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by November 13, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80659-Z91358 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

	For All	Withhold All	For All Except
The Board of Directors recommends you vote "FOR" the following NOMINEE for a three-year term expiring in 2028:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominee:

01) Scott D. Lawrence

The Board of Directors recommends you vote "FOR" the following proposals:	For	Against	Abstain
2. To approve the Home Federal Bancorp, Inc. of Louisiana 2025 Stock Incentive Plan.	☐	☐	☐
3. To adopt a non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote "3 YEARS" on the following proposal:	3 Years	2 Years	1 Year	Abstain
4. Advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	For	Against	Abstain
5. To ratify the appointment of Carr, Riggs & Ingram, LLC, as Home Federal Bancorp's independent registered public accounting firm for the fiscal year ending June 30, 2026.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

V80237-TBD

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 19, 2025 10:00 AM Central Time

The participant named on the reverse side hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2025 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEE TO THE BOARD OF DIRECTORS, FOR THE 2025 STOCK INCENTIVE PLAN, FOR THE ADOPTION OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR 3 YEARS ON THE ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 13, 2025. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Continued and to be marked, dated and signed on reverse side.